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                                                                    EXHIBIT 23.1
                                                                    ------------


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the eBenX, Inc./Arbor Administrative Services, Inc. 2000 Equity Compensation Plan of our report dated March 10, 2000 with respect to the financial statements of eBenX, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


                                       /s/ Ernst & Young LLP


Minneapolis, Minnesota
September 15, 2000